Exhibit 99.3

NUCRYST Pharmaceuticals Corp.

Computershare
9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001
SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X

Security Class **COMMON SHARES**

Holder Account Number
C9999999999 IND

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Form of Proxy - Annual Meeting to be held on May 13, 2009

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.
9. **Proxies must be received by our transfer agent, Computershare Trust Company of Canada, Attention Proxy Department, 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, no later than May 11, 2009 at 4:30 p.m. Eastern Time** or, if the Meeting is adjourned or postponed, no later than 4:30 p.m. (Eastern Time) on the second-last business day prior to the date on which the Meeting is adjourned or postponed. Proxies received by Computershare after this time will not be accepted; however, the Chairman of the Meeting may determine, in his sole discretion, to accept a proxy that is delivered in person to the Chairman at the Meeting as to any matter in respect of which a vote has not already been cast.

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Proxies submitted must be received by 4:30 p.m., Eastern Time, on Monday, May 11, 2009.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER 017396 **HOLDER ACCOUNT NUMBER** C9999999999 **ACCESS NUMBER** 99999

NPCQ_PRX_57555/000001/000001/i

SAM SAMPLE
C9999999999 IND C01
Appointment of Proxyholder
I/We being holder(s) of NUCRYST Pharmaceuticals Corp. (the “Corporation”) hereby appoint: Neil Carragher, a director of the Corporation, or failing him, Barry M. Heck, a director of the Corporation
OR
Enter the name of the person you are appointing if this person is someone other than the foregoing.
as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of NUCRYST Pharmaceuticals Corp. to be held in the Haliburton Room at the InterContinental Toronto Centre, 225 Front Street West, Toronto, Ontario on Wednesday, May 13, 2009 at 10:00 a.m., Eastern Time, and at any adjournment thereof.
For Withhold
1. Election of Directors
The election of directors from the Management proposed nominees, all of whom are more particularly described in the accompanying Information Circular.
Vote FOR or WITHHOLD for all nominees proposed by Management
For Withhold
2. Appointment of Auditors
To appoint Deloitte & Touche LLP, as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.
The undersigned instructs the above-named proxyholder to act on each of the matters itemized above as directed. If no direction is given, such proxyholder shall vote for the election of the nominees listed in the Information Circular as directors, for the appointment of Deloitte & Touche LLP as auditors and authorization of the directors to fix the auditors’ remuneration. The undersigned hereby confers discretionary authority upon such proxyholder to vote, in accordance with his or her best judgement, with respect to amendments or variations to the matters outlined above and with respect to other matters and which may properly come before the Meeting. At the date hereof, Management knows of no such amendment, variation or other matter.
Authorized Signature(s) — This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.
Signature(s)
Date
Interim Financial Statements - Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail.
Annual Financial Statements - Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.
If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.
99999 057555 1PSZ AR2 NPCQ

NUCRYST Pharmaceuticals Corp.

Computershare
9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000002

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

Security Class **COMMON SHARES**

Holder Account Number

C9999999999 IND

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Form of Proxy - Annual Meeting to be held on May 13, 2009

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.
9. **Proxies must be received by our transfer agent, Computershare Trust Company of Canada, Attention Proxy Department, 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, no later than May 11, 2009 at 4:30 p.m. Eastern Time** or, if the Meeting is adjourned or postponed, no later than 4:30 p.m. (Eastern Time) on the second-last business day prior to the date on which the Meeting is adjourned or postponed. Proxies received by Computershare after this time will not be accepted; however, the Chairman of the Meeting may determine, in his sole discretion, to accept a proxy that is delivered in person to the Chairman at the Meeting as to any matter in respect of which a vote has not already been cast.

Fold

Proxies submitted must be received by 4:30 p.m., Eastern Time, on Monday, May 11, 2009.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

312-588-4290 Direct Dial

To Vote Using the Internet

- Go to the following web site: www.investorvote.com

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER 017396 **HOLDER ACCOUNT NUMBER C9999999999** **ACCESS NUMBER 99999**

NPCQ_PRX_57555/000002/000002/i

SAM SAMPLE
C9999999999 IND C01
Appointment of Proxyholder
I/We being holder(s) of NUCRYST Pharmaceuticals Corp. (the “Corporation”) hereby appoint: Neil Carragher, a director of the Corporation, or failing him, Barry M. Heck, a director of the Corporation
OR
Enter the name of the person you are appointing if this person is someone other than the foregoing.
as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of NUCRYST Pharmaceuticals Corp. to be held in the Haliburton Room at the InterContinental Toronto Centre, 225 Front Street West, Toronto, Ontario on Wednesday, May 13, 2009 at 10:00 a.m., Eastern Time, and at any adjournment thereof.
For Withhold
1. Election of Directors
The election of directors from the Management proposed nominees, all of whom are more particularly described in the accompanying Information Circular.
Vote FOR or WITHHOLD for all nominees proposed by Management
For Withhold
2. Appointment of Auditors
To appoint Deloitte & Touche LLP, as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.
The undersigned instructs the above-named proxyholder to act on each of the matters itemized above as directed. If no direction is given, such proxyholder shall vote for the election of the nominees listed in the Information Circular as directors, for the appointment of Deloitte & Touche LLP as auditors and authorization of the directors to fix the auditors’ remuneration. The undersigned hereby confers discretionary authority upon such proxyholder to vote, in accordance with his or her best judgement, with respect to amendments or variations to the matters outlined above and with respect to other matters and which may properly come before the Meeting. At the date hereof, Management knows of no such amendment, variation or other matter.
Authorized Signature(s) — This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.
Signature(s)
Date
Interim Financial Statements - Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail.
Annual Financial Statements - Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.
If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.
99999 057555 1PSZ AR2 NPCQ